[LOGO] M F S(SM)                                               Semiannual Report
INVESTMENT MANAGEMENT                                          November 30, 1997



MFS(R) INTERNATIONAL GROWTH AND INCOME FUND
(formerly MFS(R)/Foreign & Colonial International Growth and Income Fund)





[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Portfolio Manager's Overview ..............................................  2
Portfolio Manager's Profile ...............................................  3
Fund Facts ................................................................  4
Performance Summary .......................................................  4
Portfolio Concentration ...................................................  6
Portfolio of Investments ..................................................  7
Financial Statements ...................................................... 11
Notes to Financial Statements ............................................. 18
Trustees and Officers ..................................................... 25

   HIGHLIGHTS

   o FOR THE SIX MONTHS ENDED NOVEMBER 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 0.86%, CLASS B SHARES 0.68%, CLASS C SHARES 0.62%, AND CLASS I SHARES 0.86%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o SIGNIFICANT CHANGES HAVE OCCURRED IN THE PORTFOLIO IN THE PAST SIX MONTHS. THE FUND IS NOW ALMOST ENTIRELY INVESTED IN EQUITIES, AND IT IS MORE CONCENTRATED, WITH THE TOP FIVE SECTORS NOW ACCOUNTING FOR ABOUT 59% OF ASSETS, NEARLY DOUBLE THE LEVEL OF SIX MONTHS AGO.

   o ANOTHER IMPORTANT CHANGE WAS THE REDUCTION OF OUR JAPANESE AND OTHER FAR EAST HOLDINGS, A MOVE THAT, FORTUNATELY, TOOK PLACE BEFORE THE RECENT WAVE OF SELLING.

   o HOLDINGS IN EUROPE HAVE BEEN INCREASED, WITH THE UNITED KINGDOM THE SINGLE LARGEST MARKET AT 25% OF THE PORTFOLIO, WHILE EMERGING MARKETS REPRESENT JUST 3% OF THE PORTFOLIO.

NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's willingness to raise interest rates.

The extreme volatility seen in the U.S. equity market in October was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

December 15, 1997

PORTFOLIO MANAGER'S OVERVIEW
[Photo of Frederick J. Simmons]
     Frederick J. Simmons

Dear Shareholders:

For the six months ended November 30, 1997, Class A shares of the Fund provided a total return of 0.86%, Class B shares 0.68%, Class C shares 0.62%, and Class I shares 0.86%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges, and they compare to a -2.15% return for the Lipper International Funds Index and a -2.21% return for a blend (70% and 30%, respectively) of the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index and the J.P. Morgan Global Government Bond Index (the Morgan Index). The EAFE Index is an unmanaged total return index which measures the performance of 20 developed-country global stock markets, excluding U.S., U.K. and South African mines, while the Morgan Index is an unmanaged index of bonds issued by 13 countries, excluding the United States, with remaining maturities of at least one year.

Significant changes have occurred in the portfolio in the past six months. First of all, the Fund is now almost entirely invested in equities. Second, the Fund is much more concentrated, with the top five sectors now accounting for about 59% of assets, nearly double the level of six months ago. Utilities and communications, along with consumer staples, constitute the largest sectors, each with 13.2% of assets, followed by financial services at 11.8%, energy at 11%, and retailing at 9.5%. The top 10 holdings now account for 26% of assets, versus 13% six months ago. These tend to be large companies with steady growth.

Another important change has been the reduction of our Japanese and other Far East holdings, a move that, fortunately, took place before the recent wave of selling. Holdings in Europe, meanwhile, have been increased, with the United Kingdom the single largest market, at approximately 25% of the portfolio. Emerging markets represent just 3% of the portfolio. The Fund has less emphasis on cyclical stocks and more on steady growth stocks, a position that we believe should be beneficial in the uncertain period ahead.

The Fund is run on a bottom-up basis; that is, we approach each stock as a potential purchase candidate, as opposed to a top-down approach that develops an overview of broad economies and markets, then follows through with stock selection. In fact, both approaches use a little of each method, but the difference in emphasis is important, and we believe in the long-term benefits of our approach. We do not expect such a major transformation of the portfolio to be repeated anytime soon.

Respectfully,
/s/ Frederick J. Simmons
    Frederick J. Simmons
    Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   FREDERICK J. SIMMONS JOINED MFS IN 1971 AS AN INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1974, VICE PRESIDENT -- INVESTMENTS IN 1975, AND SENIOR VICE PRESIDENT IN 1983. MR. SIMMONS GRADUATED WITH HONORS FROM TUFTS UNIVERSITY AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST, A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON. MR. SIMMONS BECAME THE MANAGER OF MFS(R) INTERNATIONAL GROWTH AND INCOME FUND IN 1997.

FUND FACTS

  NOTE: THE FUND CHANGED ITS NAME FROM MFS(R)/FOREIGN & COLONIAL INTERNATIONAL
        GROWTH AND INCOME FUND TO MFS INTERNATIONAL GROWTH AND INCOME FUND AS OF SEPTEMBER 8, 1997.

  OBJECTIVE:                 THE FUND SEEKS CAPITAL APPRECIATION AND CURRENT
                             INCOME BY INVESTING PRIMARILY IN EQUITY SECURITIES
                             OF ISSUERS WHOSE PRINCIPAL ACTIVITIES ARE OUTSIDE
                             THE UNITED STATES.

  COMMENCEMENT OF INVESTMENT OPERATIONS:  OCTOBER 24, 1995

  CLASS INCEPTION:           CLASS A      OCTOBER 24, 1995
                             CLASS B      OCTOBER 24, 1995
                             CLASS C      JULY 1, 1996
                             CLASS I      JANUARY 2, 1997

  SIZE:                      $28.8 MILLION NET ASSETS AS OF NOVEMBER 30, 1997

PERFORMANCE SUMMARY

Because mutual funds like MFS International Growth and Income Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF NOVEMBER 30, 1997

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                              6 Months   1 Year    Life of Fund*
--------------------------------------------------------------------------------
Cumulative Total Return                         +0.86%   +2.17%          +10.72%
--------------------------------------------------------------------------------
Average Annual Total Return                       --     +2.17%          + 4.96%
--------------------------------------------------------------------------------
SEC Results                                       --     -2.69%          + 2.55%
--------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                              6 Months     1 Year  Life of Fund*
--------------------------------------------------------------------------------
Cumulative Total Return                         +0.68%     +1.68%        + 9.59%
--------------------------------------------------------------------------------
Average Annual Total Return                       --       +1.68%        + 4.45%
--------------------------------------------------------------------------------
SEC Results                                       --       +2.32%        + 3.08%
--------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                              6 Months     1 Year  Life of Fund*
--------------------------------------------------------------------------------
Cumulative Total Return                         +0.62%     +1.64%        + 9.81%
--------------------------------------------------------------------------------
Average Annual Total Return                       --       +1.64%        + 4.55%
--------------------------------------------------------------------------------
SEC Results                                       --       +0.65%        + 4.55%
--------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                              6 Months     1 Year  Life of Fund*
--------------------------------------------------------------------------------
Cumulative Total Return                         +0.86%     +2.17%        +10.72%
--------------------------------------------------------------------------------
Average Annual Total Return                       --       +2.17%        + 4.96%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, October 24, 1995, through November 30, 1997.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class
B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the inception of Class C shares. Operating expenses attributable to Class C shares are not significantly different than those of Class B shares. The Class B share performance included within the Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1997

TOP 10 HOLDINGS (BEGINNING WITH THE LARGEST POSITION IN THE PORTFOLIO)

BRITISH AEROSPACE PLC                           QBE INSURANCE GROUP LTD.
British defense and aircraft                    Australian commercial insurance
  company                                         company

TOMKINS PLC                                     NOVARTIS AG
British industrial conglomerate                 Swiss pharmaceutical company

CANADIAN NATIONAL RAILWAY CO.                   POWERGEN PLC
Canadian railway/transportation company         British electric utility

ASDA GROUP PLC                                  IBERDROLA
British food retailer                           Spanish electric utility

BRITISH PETROLEUM PLC                           CANON, INC.
British oil exploration and production          Japanese office equipment and
  company                                         imaging company

LARGEST EQUITY SECTORS

Other Sectors                                          36.1%
Utilities and Communications                           13.2%
Consumer Staples                                       13.2%
Financial Services                                     11.8%
Energy                                                 11.0%
Retailing                                               9.5%
Miscellaneous
  (Conglomerates, special  products/services)           5.2%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS (Unaudited) - November 30, 1997

Stocks - 97.7%
------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
------------------------------------------------------------------------------------------------------
Stocks
  Australia - 6.4%
    Australia & New Zealand Banking Group (Banks and
      Credit Companies)*                                                  56,000           $   384,178
    Fosters Brewing Group (Beverages)                                    244,200               452,196
    QBE Insurance Group Ltd. (Insurance)                                 165,625               731,541
    Seven Network Ltd. (Entertainment)                                    76,400               279,292
                                                                                           -----------
                                                                                           $ 1,847,207
------------------------------------------------------------------------------------------------------
  Austria - 0.4%
    Austria Tabak AG (Tobacco)*                                            2,700           $   121,867
------------------------------------------------------------------------------------------------------
  Brazil - 0.9%
    Companhia Cervejaria Brahma, ADR (Beverages)                           8,600           $   114,488
    Unibanco Uniao De Barncos Bras (Bank and Credit Companies)*            5,300               152,375
                                                                                           -----------
                                                                                           $   266,863
------------------------------------------------------------------------------------------------------
  Canada - 4.7%
    Canadian National Railway Co. (Railroads)                             15,000           $   775,312
    Legacy Hotel Real Estate Investment Trust (Real Estate)*              24,300               169,031
    Westcoast Energy Inc. (Utilities - Gas)                               18,100               406,119
                                                                                           -----------
                                                                                           $ 1,350,462
------------------------------------------------------------------------------------------------------
  Chile - 0.4%
    Enersis S.A., ADR (Utilities - Electric)                               4,200           $   125,475
------------------------------------------------------------------------------------------------------
  Finland - 0.6%
    Huhtamaki Oy Group (Conglomerate)                                      4,200           $   179,659
------------------------------------------------------------------------------------------------------
  France - 10.4%
    Elf Aquitaine S.A. (Oils)                                              3,900           $   452,528
    Chargeurs S.A. (Apparels and Textiles)                                 4,100               243,007
    Pin Printemps Redo (Retail)                                            1,200               613,873
    Sanofi (Medical and Health Products)                                   3,200               320,352
    Total S.A., ADR (Oils)                                                 9,600               504,600
    TV Francaise (Broadcasting)                                            5,300               467,739
    Union des Assurances Federales S.A. (Insurance)                        3,200               386,483
                                                                                           -----------
                                                                                           $ 2,988,582
------------------------------------------------------------------------------------------------------
  Germany - 6.6%
    adidas AG (Apparel and Textiles)                                       4,100           $   577,579
    Henkel Kgaa (Chemicals)                                                9,200               565,351
    Prosieben Media AG (Entertainment)*                                    4,100               196,633
    Volkswagen AG (Automotive)                                               460               260,771
    Wella AG (Cosmetics)                                                     400               287,982
                                                                                           -----------
                                                                                           $ 1,888,316
------------------------------------------------------------------------------------------------------
  Greece - 0.8%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                11,000           $   216,731
------------------------------------------------------------------------------------------------------
  Hong Kong - 1.3%
    Hong Kong Electric Holdings Ltd. (Utilities - Electric)               62,000           $   209,747
    Wharf Holdings Ltd. (Real Estate)                                     29,000                59,089
    Wing Hang Bank Ltd. (Banks and Credit Cos.)                           44,000               114,699
                                                                                           -----------
                                                                                           $   383,535
------------------------------------------------------------------------------------------------------
  Italy - 4.0%
    Eni S.P.A, ADR (Oils)                                                  4,100           $   238,056
    Instituto Nazionale delle Assicurazioni (Insurance)                  156,400               272,465
    Telecom Italia S.p.A. (Telecommunications)*                           84,100               331,474
    Telecom Italia S.p.A., Saving Shares (Telecommunications)            144,300               315,693
                                                                                           -----------
                                                                                           $ 1,157,688
------------------------------------------------------------------------------------------------------
  Japan - 12.6%
    Canon, Inc. (Office Equipment)                                        26,000           $   627,488
    Eisai Co. Ltd. (Pharmaceuticals)                                       9,000               131,171
    Fuji Photo Film Co. (Photographic Products)                            3,000               107,898
    Kirin Beverage Corp. (Beverages)                                      27,000               408,322
    Nippon Broadcasting (Broadcasting)                                     5,000               250,744
    Osaka Sanso Kogyo Ltd. (Chemicals)                                    30,000                44,664
    Rohm Co. (Electronics)                                                 4,000               394,922
    Sony Corp. (Electronics)                                               7,000               597,869
    Takeda Chemical Industries (Pharmaceuticals)                          21,000               613,775
    Terumo Corp. (Medical Equipment)                                      12,000               188,058
    Tokyo Broadcasting System, Inc. (Broadcasting)                         7,000               106,410
    Ushio, Inc. (Electronics)                                             16,000               156,715
                                                                                           -----------
                                                                                           $ 3,628,036
------------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    TV Azteca, SA de C.V., ADR (Broadcasting)*                             6,400           $   132,400
------------------------------------------------------------------------------------------------------
  Netherlands - 9.3%
    Akzo Nobel N.V. (Chemicals)                                            2,500           $   439,771
    Benckiser (Consumer Goods and Services)*                               3,700               129,949
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*                7,300               290,545
    IHC Caland N.V. (Marine Equipment)*                                    7,700               410,300
    Koninklijke Ahold N.V., ADR (Food/Retail)                             12,900               341,850
    Philips Electronics N.V. (Electronics)                                 3,880               256,337
    Royal Dutch Petroleum Co., ADR (Oils)                                 10,900               574,294
    Wolters Kluwer N.V. (Publishing)*                                      1,800               238,291
                                                                                           -----------
                                                                                           $ 2,681,337
------------------------------------------------------------------------------------------------------
  Peru - 0.6%
    Telefonica del Peru S.A., ADR (Telecommunications)                     8,100           $   170,100
------------------------------------------------------------------------------------------------------
  Portugal - 1.1%
    Telecel - Comunicacaoes Pessoais S.A.
      (Telecommunications)*                                                3,400           $   311,442
------------------------------------------------------------------------------------------------------
  Singapore - 0.7%
    Singapore Press Holdings Ltd. (Publishing)                            14,000           $   191,829
------------------------------------------------------------------------------------------------------

Stocks - continued
  South Korea - 0.2%
    Korea Electric Power Corp. (Utilities - Electric)                      5,200           $    58,692
------------------------------------------------------------------------------------------------------
  Spain - 4.7%
    Acerinox S.A. (Iron and Steel)                                         1,700           $   265,607
    Iberdrola S.A. (Utilities - Electric)                                 49,200               628,486
    Repsol S.A. (Oils)                                                    10,700               462,784
                                                                                           -----------
                                                                                           $ 1,356,877
------------------------------------------------------------------------------------------------------
  Sweden - 4.7%
    Astra AB (Pharmaceuticals)                                            26,900           $   449,495
    Skandia Forsakrings AB (Insurance)                                    10,200               537,746
    Telefonaktiebolaget LM Ericsson (Telecommunications)                   9,100               367,981
                                                                                           -----------
                                                                                           $ 1,355,222
------------------------------------------------------------------------------------------------------
  Switzerland - 3.4%
    Ciba Specialty AG (Chemicals)*                                         2,670           $   284,132
    Novartis AG (Pharmaceuticals)                                            440               702,889
                                                                                           -----------
                                                                                           $   987,021
------------------------------------------------------------------------------------------------------
  United Kingdom - 23.4%
    ASDA Group PLC (Supermarkets)                                        279,700           $   752,446
    Avis Europe PLC (Auto Rental)##                                      114,000               295,643
    Bank Of Scotland (Banks and Credit Cos.)*                             33,300               282,068
    Booker PLC (Food - Wholesale)*                                        34,500               181,847
    British Aerospace PLC (Aerospace and Defense)*                        32,100               873,552
    British Petroleum PLC, ADR (Oils)                                      9,000               747,000
    Carlton Communicatons PLC (Electronic Media)                          17,420               133,036
    Compass Group PLC (Food - Catering)                                   48,700               579,817
    Grand Metropolitan PLC (Food and Beverage Products)                   39,800               361,255
    Kwik-Fit Holdings PLC (Automotive Repair Centers)                     86,800               477,980
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                         24,820               282,129
    PowerGen PLC (Utilities - Electric)*                                  54,500               701,643
    Tomkins PLC (Diversified Operations)                                 163,300               827,742
    Williams Holdings (Diversified Operations)                            47,600               258,110
                                                                                           -----------
                                                                                           $ 6,754,268
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $27,468,801)                                                $28,153,609
------------------------------------------------------------------------------------------------------

Warrants
------------------------------------------------------------------------------------------------------
    Eaux (Cie General) (Utilities - Water)*
      Expiration date 5/2/01 (Identified Cost, $0)                         1,150           $       703
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.5%
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                 VALUE
------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 12/01/97, at Amortized Cost               $  440           $   440,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $27,908,801)                                           $28,594,312
Other Assets, Less Liabilities - 0.8%                                                          239,275
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $28,833,587
------------------------------------------------------------------------------------------------------
 * Non-income-producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
NOVEMBER 30, 1997
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $27,908,801)             $28,594,312
  Foreign currency, at value (identified cost, $18,428)                 18,484
  Cash                                                                   4,427
  Net receivable for forward foreign currency exchange
    contracts closed or under master netting arrangements              173,108
  Net receivable for forward foreign currency exchange
    contracts to sell                                                   28,164
  Receivable for Fund shares sold                                       17,381
  Receivable for investments sold                                       51,145
  Interest and dividends receivable                                     46,454
  Deferred organization expenses                                        15,780
                                                                   -----------
      Total assets                                                 $28,949,255
                                                                   -----------
Liabilities:
  Payable for Fund shares reacquired                               $     1,012
  Net payable for forward foreign currency exchange
    contracts to purchase                                               26,215
  Payable to affiliates -
    Management fee                                                       3,068
    Shareholder servicing agent fee                                        410
    Distribution fee                                                    15,241
  Accrued expenses and other liabilities                                69,722
                                                                   -----------
      Total liabilities                                            $   115,668
                                                                   -----------
Net assets                                                         $28,833,587
                                                                   ===========
Net assets consist of:
  Paid-in capital                                                  $27,062,191
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currency                         860,391
  Accumulated net realized gain on investments and foreign
    currency transactions                                            1,382,073
  Accumulated net investment loss                                     (471,068)
                                                                   -----------
      Total                                                        $28,833,587
                                                                   ===========
 Shares of beneficial interest outstanding                          1,756,766
                                                                    =========
Class A shares:
  Net asset value and redemption price per share (net assets of
  $12,622,858 / 766,840 shares of beneficial interest outstanding)   $16.46
                                                                     ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                       $17.28
                                                                     ======
Class B shares:
  Net asset value and offering price per share (net assets of
  $15,901,882 / 970,968 shares of beneficial interest outstanding)   $16.38
                                                                     ======
Class C shares:
  Net asset value and offering price per share (net assets of
  $306,976 / 18,844 shares of beneficial interest outstanding)       $16.29
                                                                     ======
Class I shares:
  Net asset value and offering price per share (net assets of
  $1,871 / 113.685 shares of beneficial interest outstanding)        $16.46
                                                                     ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 1997
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $    84,538
    Dividends                                                           233,833
    Foreign taxes withheld                                              (30,102)
                                                                    -----------
      Total investment income                                       $   288,269
                                                                    -----------
  Expenses -
    Management fee                                                  $   148,737
    Trustees' compensation                                                3,370
    Shareholder servicing agent fee                                      19,772
    Distribution and service fee (Class A)                               34,056
    Distribution and service fee (Class B)                               83,093
    Distribution and service fee (Class C)                                1,339
    Administration expense                                                2,288
    Registration fees                                                    28,908
    Printing                                                             15,849
    Auditing fees                                                        13,105
    Custodian fee                                                        12,717
    Postage                                                               4,962
    Amortization of organization expenses                                 2,605
    Legal fees                                                            1,019
    Miscellaneous                                                        21,262
                                                                    -----------
      Total expenses                                                $   393,082
    Fees paid indirectly                                                 (1,239)
                                                                    -----------
      Net expenses                                                  $   391,843
                                                                    -----------
        Net investment income (loss)                                $  (103,574)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                         $ 2,170,951
    Written option transactions                                           2,242
    Foreign currency transactions                                       391,707
                                                                    -----------
      Net realized gain on investments and foreign
        currency transactions                                       $ 2,564,900
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $(1,975,510)
    Written options                                                       9,695
    Translation of assets and liabilities in
      foreign currencies                                               (290,652)
                                                                    -----------
      Net unrealized loss on investments and
        foreign currency translation                                $(2,256,467)
                                                                    -----------
          Net realized and unrealized gain
            on investments and foreign currency                     $   308,433
                                                                    -----------
            Increase in net assets from operations                  $   204,859
                                                                    ===========

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED
                                                          NOVEMBER 30, 1997           YEAR ENDED
                                                                (UNAUDITED)         MAY 31, 1997
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                $  (103,574)          $   123,779
  Net realized gain (loss) on investments and foreign
    currency transactions                                       2,564,900            (1,677,592)
  Net unrealized gain (loss) on investments and foreign
    currency translations                                      (2,256,467)            2,306,629
                                                              -----------           -----------
    Increase in net assets from operations                    $   204,859           $   752,816
                                                              -----------           -----------
Distributions declared to shareholders -
  From net investment income (Class A)                        $      --             $   (68,626)
  From net investment income (Class C)                               --                    (575)
  From net realized gain on investments and foreign                  --
    currency transactions (Class A)
                                                                                        (35,996)
  From net realized gain on investments and foreign                  --
    currency transactions (Class B)
                                                                                        (39,731)
  From net realized gain on investments and foreign                  --
    currency transactions (Class C)
                                                                                           (193)
                                                              -----------           -----------
    Total distributions declared to shareholders              $      --             $  (145,121)
                                                              -----------           -----------
    Net increase (decrease) in net assets from Fund share
      transactions                                            $  (781,328)          $ 3,211,488
                                                              -----------           -----------
    Total increase (decrease) in net assets                   $  (576,469)          $ 3,819,183
Net assets:
  At beginning of period                                       29,410,056            25,590,873
                                                              -----------           -----------

At end of period (including accumulated net investment loss
  of $471,068 and $367,494, respectively)                     $28,833,587           $29,410,056
                                                              ===========           ===========

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED
                                                                    NOVEMBER 30, 1997         YEAR ENDED          PERIOD ENDED
                                                                          (UNAUDITED)       MAY 31, 1997       MAY 31, 1996***
------------------------------------------------------------------------------------------------------------------------------------
                                                                              CLASS A
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                         $ 16.32            $ 15.98            $ 15.00
                                                                              -------            -------            -------
Income from investment operations# -
  Net investment income                                                       $ (0.03)           $  0.11            $  0.11
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                                 0.17               0.35               0.90
                                                                              -------            -------            -------
      Total from investment operations                                        $  0.14            $  0.46            $  1.01
                                                                              -------            -------            -------
Less distributions declared to shareholders -
 From net investment income                                                   $  --              $ (0.08)           $ (0.03)
 From net realized gain on investments and foreign
  currency tranactions                                                           --                (0.04)              --
                                                                              -------            -------            -------
      Total distributions declared to shareholders                            $  --              $ (0.12)           $ (0.03)
                                                                              -------            -------            -------
Net asset value - end of period                                               $ 16.46            $ 16.32            $ 15.98
                                                                              =======            =======            =======
Total return+                                                                    0.86%              2.88%              6.71%**
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                     2.31%              2.39%              2.52%*
  Net investment income                                                         (0.39)%             0.72%              1.04%
Portfolio turnover                                                                136%                89%                29%
Net assets at end of period (000 omitted)                                     $12,623            $13,425            $11,950
Average Commission Rate                                                       $0.0319            $0.0197            $0.0291

  * Annualized.
 ** Not annualized.
*** For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
  + Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED
                                                                    NOVEMBER 30, 1997         YEAR ENDED        PERIOD ENDED
                                                                          (UNAUDITED)       MAY 31, 1997    MAY 31, 1996***
----------------------------------------------------------------------------------------------------------------------------
                                                                              CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                         $ 16.27            $ 15.94            $ 15.00
                                                                              -------            -------            -------
Income from investment operations# -
  Net investment income                                                       $ (0.08)           $  0.03            $  0.05
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                                 0.19               0.34               0.90
                                                                              -------            -------            -------
      Total from investment operations                                        $  0.11            $  0.37            $  0.95
                                                                              -------            -------            -------
Less distributions declared to shareholders -
 From net investment income                                                   $  --              $  --              $ (0.01)
 From net realized gain on investments and foreign
  currency tranactions                                                           --                (0.04)              --
                                                                              -------            -------            -------
      Total distributions declared to shareholders                            $  --              $ (0.04)           $ (0.01)
                                                                              -------            -------            -------
Net asset value - end of period                                               $ 16.38            $ 16.27            $ 15.94
                                                                              =======            =======            =======
Total return                                                                     0.68%              2.33%              6.37%**
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                     2.81%              2.94%              3.11%*
  Net investment income                                                         (0.91)%             0.18%              0.49%*
Portfolio turnover                                                                136%                89%                29%
Net assets at end of period (000 omitted)                                     $15,902            $15,749            $13,641
Average Commission Rate                                                       $0.0319            $0.0197            $0.0291

  * Annualized.
 ** Not annualized.
*** For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements


Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                         SIX MONTHS ENDED
                                                                                        NOVEMBER 30, 1997         PERIOD ENDED
                                                                                              (UNAUDITED)      MAY 31, 1997***
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                            $ 16.19               $ 16.02
                                                                                                 -------               -------
Income from investment operations# -
  Net investment income                                                                          $ (0.07)              $  0.12
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions                                                                           0.17                  0.21
                                                                                                 -------               -------
      Total from investment operations                                                           $  0.10               $  0.33
                                                                                                 -------               -------
Less distributions declared to shareholders -
 From net investment income                                                                                                  $
                                                                                                    --                 $ (0.12)
 From net realized gain on investments and foreign currency transactions                            --                   (0.04)
                                                                                                 -------               -------
      Total distributions declared to shareholders                                                                           $
                                                                                                    --                 $ (0.16)
                                                                                                 -------               -------
Net asset value - end of period                                                                  $ 16.29               $ 16.19
                                                                                                 =======               =======
Total return                                                                                        0.62%                 2.09%**
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                                        2.81%                 2.64%*
  Net investment income                                                                            (0.99)%                0.80%*
Portfolio turnover                                                                                   136%                   89%
Net assets at end of period (000 omitted)                                                        $   307               $   235
Average Commission Rate                                                                          $0.0319               $0.0197

  * Annualized.
 ** Not annualized.
*** For the period from the inception of Class C shares, July 1, 1996, through May 31, 1997.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements


Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                                              NOVEMBER 30, 1997                     PERIOD ENDED
                                                                    (UNAUDITED)                 MAY 31, 1997****
----------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $16.32                    $15.71
                                                                         ------                    ------
Income from investment operations# -
  Net investment income                                                  $(0.01)                   $ 0.16
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                           0.15                      0.45
                                                                         ------                    ------
      Total from investment operations                                   $ 0.14                    $ 0.61
                                                                         ------                    ------
Net asset value - end of period                                          $16.46                    $16.32
                                                                         ======                    ======
Total return                                                              0.86%                     3.88%**
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              1.82%*                    1.89%*
  Net investment income                                                 (0.15)%                     2.33%*
Portfolio turnover                                                         136%                       89%
Net assets at end of period (000 omitted)                               $     2                   $   --
Average Commission Rate                                                 $0.0319                   $0.0197

   * Annualized.
  ** Not annualized.
**** For the period from the inception of Class I shares, January 2, 1997, through May 31, 1997.
   # Per share data are based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS International Growth and Income Fund is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Written Options - The Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for nonhedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For nonhedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some government securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.975% of average daily net assets up to $500 million in net assets after which the rate is reduced to 0.925%.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $705 for the six months ended November 30, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $8,421 for the six months ended November 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $59 for the six months ended November 30, 1997. Fees incurred under the distribution plan during the six months ended November 30, 1997, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,990 and $1 for Class B and Class C shares, respectively, for the six months ended November 30, 1997. Fees incurred under the distribution plan during the six months ended November 30, 1997, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended November 30, 1997, were $59, $22,157, and $3 for Class A,
Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $39,080,462 and $38,763,809, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $27,908,801
                                                                  -----------
Gross unrealized appreciation                                     $ 1,950,884
Gross unrealized depreciation                                      (1,265,373)
                                                                  -----------

    Net unrealized appreciation                                   $   685,511
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                    SIX MONTHS ENDED NOVEMBER 30, 1997           YEAR ENDED MAY 31, 1997
                                    ----------------------------------           -----------------------
                                              SHARES            AMOUNT          SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                  169,911       $ 1,952,523         365,309       $ 5,792,690
Shares issued to shareholders in
  reinvestment of distributions                    1                18           5,771            90,897
Shares reacquired                           (172,905)       (2,882,726)       (296,169)       (4,680,979)
                                            --------       -----------        --------       -----------
    Net increase (decrease)                   (2,993)      $  (930,185)         74,911       $ 1,202,608
                                            ========       ===========        ========       ===========
Class B Shares
                                    SIX MONTHS ENDED NOVEMBER 30, 1997           YEAR ENDED MAY 31, 1997
                                    ----------------------------------           -----------------------
                                              SHARES            AMOUNT          SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                  159,861       $ 2,696,443         462,559       $ 7,367,431
Shares issued to shareholders in
  reinvestment of distributions                --               --               2,318            36,552
Shares reacquired                           (156,695)       (2,621,494)       (352,648)       (5,601,722)
                                            --------       -----------        --------       -----------
    Net increase (decrease)                    3,166       $    74,949          112,229      $ 1,802,261
                                            ========       ===========        ========       ===========
Class C Shares
                                    SIX MONTHS ENDED NOVEMBER 30, 1997           YEAR ENDED MAY 31, 1997
                                    ----------------------------------           -----------------------
                                              SHARES            AMOUNT          SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                    9,353       $   156,187          89,056       $ 1,379,569
Shares issued to shareholders in
  reinvestment of distributions                --               --                  39               605
Shares reacquired                             (5,054)          (83,736)        (74,550)       (1,173,998)
                                            --------       -----------        --------       -----------
    Net increase (decrease)                    4,299       $    72,451          14,545       $   206,176
                                            ========       ===========        ========       ===========

Class I Shares

                                    SIX MONTHS ENDED NOVEMBER 30, 1997     PERIOD ENDED MAY 31, 1997****
                                    ----------------------------------     -----------------------------
                                              SHARES            AMOUNT          SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                       85       $     1,457              29       $       443
Shares issued to shareholders in
  reinvestment of distributions                --               --               --               --
Shares reacquired                              --               --               --               --
                                            --------       -----------        --------       -----------
    Net increase (decrease)                       85       $     1,457              29       $       443
                                            ========       ===========        ========       ===========
**** For the period from the inception of Class I shares, January 2, 1997, through May 31, 1997.

(6) Line of Credit

The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended November 30, 1997, was $30.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, interest rate swap contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                              NET UNREALIZED
                                        CONTRACTS TO                           CONTRACTS        APPRECIATION
                SETTLEMENT DATE      DELIVER/RECEIVE      IN EXCHANGE FOR       AT VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
Sales                   1/07/98  CAD         921,892              676,562       $648,751           $ 27,811
                        1/07/98  CHF         181,937              128,887        127,553              1,334
                        1/07/98  GBP          39,621               65,640         66,621               (981)
                                                                  -------       --------           --------
                                                                  871,089       $842,925           $ 28,164
                                                                  =======       ========           ========
Purchases               1/07/98  CAD         433,166              317,524       $304,826           $(12,698)
                        1/07/98  DEM         542,734              319,594        306,077            (13,517)
                                                                  -------       --------           --------
                                                                  637,118       $610,903           $(26,215)
                                                                  =======       ========           ========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to and a net receivable of $3,046 with Bankers Trust, $26,127 with Deutsche Bank, and $210,283 with State Street Bank Luxembourg and a net payable of $5,143 with First Boston, $44,298 with Merrill Lynch, $23,094 with Swiss Bank at November 30, 1997. Closed forward foreign currency exchange contracts excluded above amount to a net receivable of $8 with Morgan Stanley and $6,179 with Goldman Sachs at November 30, 1997.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below:

CAD        =       Canadian Dollars               GBP      =     British Pounds
CHF        =       Swiss Francs                   DEM      =     Deutsche Marks

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) International Growth and Income Fund

TRUSTEES
A. Keith Brodkin* - Chairman and        CUSTODIAN
President; Chairman and Director,       State Street Bank and Trust Company
Massachusetts Financial Services
Company                                 INVESTOR INFORMATION
                                        For MFS stock and bond market outlooks,
Richard B. Bailey* - Private            call toll free: 1-800-637-4458 anytime
Investor; Former Chairman and           from a touch-tone telephone.
Director (until 1991), Massachusetts
Financial Services Company              For information on MFS mutual funds,
                                        call your financial adviser or, for an
Peter G. Harwood - Private Investor     information kit, call toll free:
                                        1-800-637-2929 any business day from 9
J. Atwood Ives - Chairman and Chief     a.m. to 5 p.m. Eastern time (or leave a
Executive Officer, Eastern              message anytime).
Enterprises
                                        INVESTOR SERVICE
Lawrence T. Perera - Partner,           MFS Service Center, Inc.
Hemenway & Barnes                       P.O. Box 2281
                                        Boston, MA 02107-9906
William J. Poorvu - Adjunct
Professor, Harvard University           For general information, call toll free:
Graduate School of Business             1-800-225-2606 any business day from 8
Administration                          a.m. to 8 p.m. Eastern time.

Charles W. Schmidt - Private Investor   For service to speech- or
                                        hearing-impaired, call toll free:
Arnold D. Scott* - Senior Executive     1-800-637-6576 any business day from 9
Vice President, Director and            a.m. to 5 p.m. Eastern time. (To use
Secretary, Massachusetts Financial      this service, your phone must be
Services Company                        equipped with a Telecommunications
                                        Device for the Deaf.)
Jeffrey L. Shames* - President and
Director, Massachusetts Financial       For share prices, account balances, and
Services Company                        exchanges, call toll free:
                                        1-800-MFS-TALK (1-800-637-8255) anytime
Elaine R. Smith - Independent           from a touch-tone telephone.
Consultant
                                        WORLD WIDE WEB
David B. Stone - Chairman, North        www.mfs.com
American Management Corp.
(investment advisers)                   [Dalbar Logo]       For the fourth year
                                                            in a row, MFS earned
INVESTMENT ADVISER                      a #1 ranking in the DALBAR, Inc.
Massachusetts Financial Services        Broker/Dealer Survey, Main Office
  Company                               Operations Service Quality Category. The
500 Boylston Street                     firm achieved a 3.42 overall score on a
Boston, MA 02116-3741                   scale of 1 to 4 in the 1997 survey. A
                                        total of 111 firms responded, offering
DISTRIBUTOR                             input on the quality of service they
MFS Fund Distributors, Inc.             received from 29 mutual fund companies
500 Boylston Street                     nationwide. The survey contained
Boston, MA 02116-3741                   questions about service quality in 11
                                        categories, including "knowledge of
PORTFOLIO MANAGER                       operations contact," "keeping you
Frederick J. Simmons*                   informed," and "ease of doing business"
                                        with the firm.
TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*
*Affiliated with the Investment Adviser

                                                                ----------------
                                                                   Bulk Rate
MFS(R) INTERNATIONAL GROWTH                                       U.S. Postage
AND INCOME FUND                                                       Paid
                                                                      MFS
                                                                ----------------



500 Boylston Street
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(C)1998 MFS Fund Distributors, Inc.,
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                                                   MGI-3 1/98 10M 87/287/387/887